SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 1, 2023

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction	(Commission File No.)	(I.R.S. employer
of incorporation)		Identification No.)

131 Clarendon Street, Boston Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

(617) 425-4600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value of $0.01 per share	BRKL	Nasdaq Global Select Market

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

On January 5, 2023, Brookline Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) to report that on January 1, 2023, the Company completed its previously announced acquisition of PCSB Financial Corporation (“PCSB”) through the merger of PCSB with and into the Company, with the Company as the surviving corporation (the “Merger”).

This amendment to the Initial Filing is being filed to provide such financial statements, which are attached as Exhibit 99.1 and Exhibit 99.2, and such pro forma financial information, which is attached as Exhibit 99.3.

Except as described above, no other changes have been made to the Initial Filing.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of PCSB as of June 30, 2022 and 2021, and for each of the fiscal years ended June 30, 2022 and June 30, 2021 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited interim consolidated balance sheet of PCSB as of December 31, 2022 and 2021, unaudited interim consolidated statement of comprehensive income of PCSB for three months ended December 31, 2022, and the unaudited interim financial statements of PCSB for the three months ended September 30, 2022 are filed as exhibit 99.2 hereto and incorporated by reference herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Merger is furnished under this Item 9.01(b) as Exhibit 99.3 attached hereto, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of such section, not shall be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2022, giving effect to the Merger as if it occurred on December 31, 2022 and the unaudited pro forma condensed combined statements of income of the Company for the fiscal year ended December 31, 2022, giving effect to the Merger as if it occurred on January 1, 2022, are filed as Exhibit 99.3.

(d) Exhibits

Number	Description

23.1	Consent of Crowe LLP (with respect to PCSB Financial Corporation).
99.1	Audited consolidated financial statements of PCSB Financial Corporation as of June 30, 2022 and 2021, and for each of the fiscal years ended June 30, 2022 and June 30, 2021.
99.2	Unaudited interim consolidated balance sheet of PCSB as of December 31, 2022 and 2021, unaudited interim consolidated statement of comprehensive income of PCSB for three months ended December 31, 2022, and the unaudited interim financial statements of PCSB for the three months ended September 30, 2022.
99.3	Pro Forma Financial Information.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2023	BROOKLINE BANCORP, INC.

	By:	/s/ Carl M. Carlson
Carl M. Carlson
Co-President, Chief Financial & Strategy Officer